UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): JANUARY 25, 2021

SILK ROAD MEDICAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-38847	20-8777622
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1213 Innsbruck Drive
Sunnyvale, California 94089
(Address of principal executive office) (Zip Code)
(408) 720-9002
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	SILK	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Silk Road Medical is voluntarily recalling additional lots of its ENROUTE® Transcarotid Stent System, manufactured by Cordis, a Cardinal Health company. Silk Road Medical is recalling an additional 48 lots comprising approximately 1,800 units based on the receipt of a sixth complaint involving a tip detaching from the stent delivery system as well as test results from lots manufactured in the same time frame as the lots subject to the voluntary recall. A total of six product complaints involving this issue have been made between September 2020 and January 2021. The recall of the initial 5 lots was initiated on January 13, 2021. The expanded recall impacts a total of 53 lots comprising approximately 2,100 units.

The recalled units were manufactured between October 2019 and July 2020. The scope of this voluntary recall is limited to 6French crossing profile (9mm-10mm stent diameter sizes) stent systems, and testing has thus far determined that the 5French crossing profiles systems (5mm-8mm stent diameter sizes) are not affected.

Serious injuries and/or deaths could occur due to the failure mode associated with this recall. However, the company has received no reports of either deaths or serious injuries.

Silk Road Medical is working to replace customer inventory with units outside of the recalled lots and believes that Cordis is taking steps to ensure product safety and minimal disruption in supply.

The company, in collaboration with Cordis and in consultation with FDA, is continuing its investigation into the matter. Silk Road Medical plans to address the recall during its fourth quarter earnings conference call.

This information is intended to be furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These statements include statements made about the recall and Silk Road Medical’s ongoing investigation. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties, many of which are beyond our control, include risks described in the section entitled Risk Factors and elsewhere in our filing made with the Securities and Exchange Commission in Silk Road’s Quarterly Report on Form 10-Q filing made with the Securities and Exchange Commission on November 16, 2020. These forward-looking statements speak only as of the date hereof and should not be unduly relied upon. Silk Road Medical disclaims any obligation to update these forward-looking statements. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SILK ROAD MEDICAL, INC.

Date: January 25, 2021	By:	/s/ Erica J. Rogers
Erica J. Rogers
Chief Executive Officer